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                                                                 Exhibit 10.59

OFFICER'S CERTIFICATE

November 9, 1999

--------------------------


The undersigned, Patrick W. Moore, hereby certifies as follows:

(a) I am the duly elected and qualified, Chairman, Chief Executive Officer and President of National Manufacturing Technologies, Inc (the "Company").

(b) Attached hereto is an English translation of a Lease Agreement, dated as of August 25, 1999, by and between Inmobiliaria Y Fraccionadora Lomas and Tecnologias Nacionales Manufactureras de Mexico.

(c) To my knowledge, such translation is a fair and accurate translation as required under Rule 306 of Regulation S-T promulgated by the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on behalf of the Company as of the date first written above.

NATIONAL MANUFACTURING TECHNOLOGIES, INC

/s/ Patrick W. Moore
--------------------------------------------------
Patrick W. Moore, Chairman, Chief Executive Officer and President.


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LEASE AGREEMENT ENTERED INTO BY AND BETWEEN INMOBILIARIA Y FRACCIONADORA
LOMAS REPRESENTED BY MR. RAYMUNDO MUZQUIZ AYALA (HEREINAFTER REFERRED TO AS "LESSOR") AND TECNOLOGIAS NACIONALES MANUFACTURERAS DE MEXICOS S. DE R.L. DE C.V. THROUGH ITS LEGAL REPRESENTATIVE MR. PATRIC W. MOORE (HEREINAFTER REFERRED TO AS "LESSEE"), PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:


                               R E C I T A L S

I. LESSOR hereby states:

a) That it is authorized to execute this agreement by INMOBILIARIA Y FRACCIONADORA LOMAS owner of a tract of land located at Av. Blvd. Insurgentes 4402-A, Delegacion La Presa in the city of Tijuana, Baja California, Mexcio.

b) That LESSEE has requested the lease of a commercial space, with a total SURFACE AREA OF 17,289.30 SQUARE FEET. The commercial space for industrial use requested in lease, has the availability of water and sewage services, electricity lines, found in it's boundaries. Exhibit 1.

c) That the property subject to this lease, is suitable for LESSEE's uses and purposes (INDUSTRIAL USE) due to its location.

II. LESSEE hereby states:

a) It is a corporation duly incorporated under the laws of Mexico, formed and organized under the name of TECNOLOGIAS NACIONALES MANUFACTURERAS de Mexico
S. De R.L. de C.V. operating as a manufacturing and assembly plant in the city of Tijuana, B.C., Mexico.

b) It is duly represented by Mr. Patrick W. Moore, who has full power and authority to execute this agreement.

c) It is willing to lease the Leased Premises from LESSOR.


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IN AGREEMENT WITH THE ABOVE RECITALS, BOTH PARTIES UNDERTAKE THE FOLLOWING:

                               C L A U S E S

         FIRST - The LESSOR hereby leases to the LESSEE, THE PROPERTY DESCRIBED AS DEVELOPED PLOT (LOT OF LAND AND BUILDING) FOR INDUSTRIAL PURPOSES KNOWN AS "NAVE BRONCE" "A", which contains the description, surface, measurements and limits referred to in Recital I paragraph (a), as well as
Exhibit 1 of this contract, so the LESSEE may occupy the same on the date is finished and available for it's use and may begin the necessary works to install its equipment and carry out all the improvements (hereinafter referred to as the LESSEE'S IMPROVEMENTS) necessary for the best performance of its activities, making note of the fact that such building will be delivered by the LESSOR in good condition and in accordance with the work specifications that both parties have analyzed and agreed upon; the building shall be returned in the same conditions, except for normal tear and wear caused by the natural use made out of it, and with exception to the LESSEE'S IMPROVEMENTS, which will be regulated in the terms of this contract.

         LESSOR shall provide all necessary preconnection conditions for installation of water, sewer and electrical and telephone lines for the general supply of water, sewer, electrical and telephone service to the Leased Premises, in accordance with all federal, state and local regulations, and shall cause to be accepted and approved by the federal, state or local authorities having jurisdiction over all streets abutting the leased premises. LESSEE shall contract and pay for all utilities it shall use.

         SECOND - LESSOR authorizes LESSEE, once the building is delivered, to begin and carry out all the IMPROVEMENTS inside the leased property for the uses and purposes specified by the LESSEE. All improvements to be carried out by the LESSEE will require a previous written authorization given by the LESSOR and for this case, the LESSEE or its representative.

         Likewise, both parties agree that LESSEE shall perform the IMPROVEMENTS to the leased property in compliance with the previous paragraph, at its sole cost and expense or at the cost and risk of whom becomes hired by the LESSEE, without exemption of the arising liability towards the

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LESSOR. Both parties agree that under no circumstance, the LESSOR is obligated to pay the cost of such improvements or works to LESSEE, even when such improvements were made by LESSOR's consent and authorization.

         LESSEE agrees that at the end of this lease agreement and at the time LESSEE delivers the unoccupied leased property, shall remove all the improvements made, at its sole cost and expense, considering that such removal shall not affect the building structure, which must be delivered and returned to the LESSOR in the same conditions as received, except for normal tear and wear caused by the good natural use of the leased property.

         THIRD - LESSEE agrees to pay to LESSOR as security deposit the amount EQUAL TO 1 MONTH OF RENT on the date this contract is executed, amount that in terms of this clause has been received by the LESSOR, AND SUCH DEPOSIT MUST REMAIN IN CUSTODY OF THE LESSOR THROUGHOUT the term of this lease and until the unoccupancy of the leased property by the end of the lease term, as long as the LESSEE is able to verify that no damages have been caused and NO DEBTS EXIST FOR ANY CHARGES, CONSUMPTION OR USE of public utilities.

         FOURTH - The monthly rental price shall be the amount of $4,495.22 DLLS. (FOUR THOUSAND AND NINETY FIVE DOLLARS WITH TWENTY TWO CENTS 00/100, UNITED STATES OF AMERICA CURRENCY), the monthly rental for the building after the fourth month will be $5,705.47 DLLS (FIVE THOUSAND SEVEN HUNDRED AND FIVE DOLLARS WITH FORTY SEVEN CENTS) or its equivalent in Mexican currency at the highest free exchange rate on the date the rent is due, in such way that the LESSOR shall purchase the specified amount of dollars, plus the Value Added Tax (I.V.A.). LESSEE shall make the monthly rental payments in advanced on the FIRST FIVE DAYS of each month to LESSOR or to whom he may designate or appoint an without prior demand, at his address located at Kilometro 9.5 de la Carretera Libre a Ensenada s/n, Fraccionamiento Panamericano in this city, address perfectly known by the LESSEE.


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        LESSOR agrees that the obligation to make the rental payment becomes effective the 1st of October of 1999 on which the LESSOR takes physical possession of the leased property subject to this agreement, even when such possession may be a partial one.

        In order to determine the commencing date as of which lessee shall have the obligation to begin making rental payments, LESSOR and LESSEE hereby agree to sign a memorandum of action by parties, in which is contained the date of delivery of the leased premises to LESSEE and shall also contain evidence of LESSEE's satisfactory receipt of such building, according to the requested specifications.

        If LESSEE incurs in any delay in the lease payments according to the terms described in the previous paragraph, shall pay the LESSOR daily and as a contractual penalty the amount of $100.00 Dollars. (ONE HUNDRED DOLLARS 00/100) for all the time the payment is delayed.

        The rent mentioned shall suffer an annual increase on the date of the anniversary of this agreement by a 3%, without the need of a prior notice to LESSEE.

        FIFTH - LESSOR and LESSEE agree that this lease shall be for the compulsory term of 3 years for the LESSEE, shall commence September FIRST, 1999, term ending on the last day of August of the year of 2002. LESSOR gives to LESSEE the right to extend this lease exclusively for an ADDITIONAL PERIOD of 2 years, under the same terms and conditions, exception made to it's rental price which will be determined by the LESSOR, considering that LESSEE has timely complied with all the obligations contained herein.

        SIXTH - LESSEE shall pay at its sole cost, all the expenses arising for the use of public utilities related to the leased premises such electricity, tap water, phone and gas that LESSEE may contract on its account. Therefore, LESSEE shall deal directly with the individuals or entities (service providers) for it's installation, hook up, connection, termination or suspension.

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        SEVENTH - LESSEE shall use the leased premises exclusively for
INDUSTRIAL PRODUCTION AND OFFICES. Other use given to leased premises shall constitute a rescinding cause by LESSEE.

        EIGHTH - LOSS OR DESTRUCTION

        a). - LESSEE agrees that, all damages to the leased premises caused by its improper use or by the unauthorized use or the building, shall be repaired at LESSEE's sole cost and is obligated to carry out such repairs to the extent that is necessary to restore the premises equal utility and perfect condition, without prior request or demand from LESSOR.

        b). - In the event that damages caused to the leased premises prevent the LESSEE from continuing normal business operations, and if such damages were caused by fault or negligence or by the fault or negligence of LESSEE'S employees, agents, assignees, representatives, etc., shall proceed to the immediate repair of such damages until restoring the building original condition under which was leased.

        c). - LESSEE is hereby obligated to obtain and maintain throughout the Lease Term, an insurance policy on the Leased Premises against loss or damage by fire and all other casualties related to the leased building (not including the equipment, furniture and LESSEE's proper installations) and for the reposition value of the same, by insurance policy issued by insurance company duly established in the country, policy that must designate the LESSOR as the beneficiary of such insurance. LESSEE must deliver a duplicated copy of the policy to LESSOR on the date LESSEE takes possession of the leased premises.

        d. - In case of damage to or destruction of any building that is responsibility of the Lessee or improvements on the leased premises. LESSOR will promptly, and at its sole cost, make such repairs, within a period of no more that 10 days subject to the reasonable time frame of the repairs, restoration or rebuilding to the extent that is necessary to provide the LESSEE with premises processing equal utility, design and construction to that which existed prior to


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such damage or destruction; and this Lease shall remain in full force and effect during the time such repairs, restoration or rebuilding are/is being effected, except that LESSEE shall be entitled to a reduction in the rental payable hereunder while such repairs restorations or rebuilding are/is being made, such monthly reductions to be in the same proportion by which the business operations carried on by the LESSEE in the premises have been reduced because of such damage. The amount of reductions shall be proportional to the usable square footage remaining.

        NINTH. -
        MAINTENANCE AND REPAIRS BY THE LESSEE:

        LESSEE, it its sole cost and expense, shall preserve and maintain in good condition and repair the leased premises, except to deterioration caused by normal tear and wear. The cost of any failure or breakdown, interruption or damage arising from the violation of this clause, shall be at LESSEE's cost and expense.

        MAINTENANCE AND REPAIRS BY THE LESSOR:

        LESSOR warrants the leased premises against any and all defects in workmanship and/or materials, for a period of one year from the lease commencement date and three years for roof leakage or roof integrity problems. Thereafter, LESSOR shall be solely responsible for the maintenance of the roof, of the structural foundations.

        TENTH. - Throughout the lease term or any extension of it, LESSEE shall keep in force the established security deposit consisting of 1 MONTH OF RENT including its increases, as well as the insurance policy referred to in CLAUSE EIGHTH. At the end of the lease term, the LESSOR shall return the deposit to which this clause refers, after previous verification from LESSEE to LESSOR, that the leased premises show no damages and is free of any charges due public utilities or any other encumbrance. In this last case LESSOR may dispose of such deposit to pay any amount due to by the LESSEE and in the event that a difference still remains due and payable by the LESSEE, the LESSOR is empowered to file before judicial authorities, the

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order of execution against LESSEE up to amount owed.

         ELEVENTH.-LESSEE shall not transfer or sublet this Lease of any interest herein, without the prior written consent of the Lessor. In its case, such sublease or transfer of lease rights shall be authorized under the same terms and conditions as those contained in this instrument, in the full understanding that no sublease or transfer of lease rights may occur over a partial area or surface of the leased premises. On its behalf, LESSEE is hereby obligated to give notice to the LESSOR, only and when authorized by it, and before the signature of the sublease or transfer of lease rights, a written notice signed by the sublessee or transfer of lease rights, a written notice signed by the sublessee or assignee, acknowledging and understanding the contents of this lease contents and shall also obtain satisfactory evidence that is obligated to the LESSOR under the same terms of this instrument.

         TWELFTH.-At the end of this lease term, LESSEE is obligated to surrender and deliver the leased premises free of any obligations and liabilities before the Instituto Mexicano del Seguro Social (Social Security Mexican Institute), labor authorities, as well as any tax authority enter Federal, State or Municipal, by showing evidence of it to the LESSOR'S satisfaction. LESSEE shall assume any obligation and future liability derived from its business operation related to the leased premises.

         THIRTEENTH.-LESSOR and its authorized agents or representatives, may enter the leased premises during regular business hours, for purposes of visiting or to perform any improvements or changes to such premises, as long as such activities do not interfere with lessee's normal busines operations.

         LESSOR shall have the right to place rent or sale ads outside the leased premises and to show the building to any potential lessee or buyer, as long as lessee has waived his right to or has not excercised his right for a lease extension or has not excercised his preferential right to purchase the property within the term agreed on.

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         FOURTEENTH.-Any notice, request, demand, consent, certificate or any other means of communicaton which becomes required or desirable between the parties or should become authorized in agreement with this lease, must be made in writing and sent along with return receipt to the addresses set forth hereunder.

         a).-TO THE LESSOR:

             MR._RAYMUNDO MUZQUIZ AYALA
             KILOMETRO 9.5 CARRETERA LIBRE A ENSENADA
             TIJUANA, B.C.

         b).-TO THE LESSEE:
             THE SAME ADDRESS OF THE LEASED PREMISES.

         FIFTEENTH.-In the event of default or failure by LESSEE to fulfill any of the clauses contained in this lease, hereby designate and becomes obligated as JOINT AND SEVERAL SURETY of the LESSEE,________________________ _______________S.A. DE C.V., whom from this moment resigns, waives and disclaims the benefits of order and excussion which may be granted by the Civil Code and further agrees that LESSOR is authorized and empowered to demand the fulfillment without prior request or demand and appoints as his address the one located at 15621 Industry Lane, Huntington Beach, CA.

         SIXTEENTH.-All aspects related to the interpretation and fulfillment of the clauses contained in this lease agreement, are mutually subjected by the parties to the jurisdiction of the judicial authorities in the city of Tijuana, Baja California and to the governing laws in form in such State, waiving any other jurisdiction or competence each of the parties may have due to their present or future domicile or by any other reason.

ONCE this lease agreement was read by the parties involved and acknowledging its contents and legal force, it was signed by them in duplicate copies in the city of Tijuana, Baja California, Mexico on the 25 of August of

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1999.


THE LESSOR                             THE LESSEE


INMOBILIARIA Y FRACCIONADORA           TECNOLOGIAS NACIONALES
LOMA S.A.                              MANUFACTURERAS DE MEXICO
SR. RAYMUNDO MUZQUIZ AYALA.            S. DE R.L. DE C.V.
                                       REPRESENTED BY:
                                       MR. PATRICK W. MOORE
JOINT AND SEVERAL SURETY



___________________________
FAR EAST INTERNATIONAL, CO.


WITNESS                                WITNESS


___________________________            ___________________________
LIC. SERGIO ABRIL GASPAR

EXHIBIT:
1.-DESCRIPTION DRAWING OF THE BUILDING